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                                                                   EXHIBIT 10.63

                                  AMENDMENT TO
                            ASSET TRANSFER AGREEMENT


     This Amendment to the Asset Transfer Agreement dated as of June 30, 1999 (the "Asset Transfer Agreement") is made and entered into as of November 30, 1999 by and among BAXTER HEALTHCARE CORPORATION, a Delaware corporation with offices at 1627 Lake Cook Road, Deerfield, Illinois 60015 ("Baxter"), NEXELL THERAPEUTICS INC., a Delaware corporation f/k/a/ VIMRx Pharmaceuticals Inc. ("Nexell"), and NEXELL OF CALIFORNIA, INC., a Delaware corporation f/k/a Nexell Therapeutics, Inc. ("Nexell California"). Nexell and Nexell California, which are collectively referred to herein as the "Nexell Group", have offices located at 9 Parker, Irvine, California 92618. All capitalized terms used herein and not defined shall have the respective meanings assigned to them in the Asset Transfer Agreement.

                                    RECITALS
                                    --------

     A. Pursuant to the Asset Transfer Agreement, Baxter, Nexell and Nexell California provided for the transfer of a going concern, i.e. Baxter's cell
                                                         ----
therapies business in the United States and the rest of the world, from Baxter (and its Affiliates) to Nexell California (and the Nexell European Affiliate).

     B. The US Asset Transfer Closing occurred on June 30, 1999, and the ROW Asset Transfer Closing will occur on the date hereof.

     C. Baxter, Nexell and Nexell California desire to set forth herein certain acknowledgments relating specifically to the ROW Asset Transfer Closing and to amend the Asset Transfer Agreement to reflect such terms.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  Schedules.  The parties hereby acknowledge that attached hereto as
         ---------
Schedule 1 are the following schedules delivered in connection with the ROW
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Asset Transfer Closing pursuant to Section 2.4 of the Asset Transfer Agreement:
Schedule of ROW Service Contracts (identifying any outstanding balances due on any prepaid amounts under the ROW Service Contracts as of the ROW Asset Transfer Closing); Schedule of finished goods inventory forming part of the ROW Transferred Assets; Schedule of hardware and related assets forming part of the ROW Transferred Assets; Schedule of ROW Assigned Agreements forming part of the ROW Transferred Assets; Schedule of ROW Service Contracts forming part of the ROW Transferred Assets (including all payments due under the ROW Service Contracts and the aggregate pro rata share of any outstanding balance due on any prepaid amounts under any ROW Service Contract); Schedule of ROW Assumed Liabilities; and a Schedule of ROW Leased Transferred Assets.

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     2.  Purchase Consideration.  The parties acknowledge that certain of the
         ----------------------
ROW Transferred Assets which are in the possession of customers of Baxter or its Affiliates are not the subject of written agreements between Baxter (or its Affiliates) and such customers, but that the parties nonetheless desire to transfer such ROW Transferred Assets on the ROW Asset Transfer Closing Date in accordance with the Asset Transfer Agreement.

          (a) Section 2.2(B) of the Asset Transfer Agreement is hereby amended by adding a new paragraph at the end of the existing Section to read as follows:

               Notwithstanding the foregoing, within six months of the ROW Asset Transfer Settlement Date or not later than December 31, 1999, as applicable under the preceding paragraph of this Section 2.2(B) (the "Payment Date"), Nexell California shall be required to pay or cause a Nexell European Affiliate to pay to Baxter (or its Affiliates) the ROW Transferred Asset Purchase Price only with respect to those ROW Transferred Assets as to which Baxter has delivered to Nexell California prior to the Payment Date sufficient evidence of good and valid title, free and clear of all Encumbrances, except for Permitted Encumbrances and the rights of any third party lessee arising under applicable leases relating to the Leased Transferred Assets. "Sufficient evidence" shall mean (i) an original writing signed by the party in possession of the ROW Transferred Assets, stating unambiguously that Baxter (or its Affiliates) has such title and that such party acknowledges and accepts the transfer of such title to Nexell, or (ii) any evidence that Nexell California reasonably deems sufficient for the purposes of evidencing title. If, at any time following the Payment Date, Baxter delivers to Nexell California sufficient evidence of good and valid title to any ROW Transferred Assets for which Nexell California or the Nexell European Affiliate has not yet paid, then, within 30 days of receipt of such evidence, Nexell California shall pay or cause a Nexell European Affiliate to pay to Baxter (or its Affiliates) the ROW Transferred Asset Purchase Price with respect to such ROW Transferred Assets.

          (b) Section 2.2(C) of the Asset Transfer Agreement is hereby amended by adding a new paragraph at the end of the existing Section to read as follows:

               Notwithstanding the foregoing, over the three year period or not later than December 31, 1999, as applicable under the preceding paragraph of this Section 2.2(C) (the "Leased Transferred Assets Payment Date"), Nexell California shall be required to pay or cause a Nexell European Affiliate to pay to Baxter (or its Affiliates) the Leased Transferred Asset Purchase Price only with respect to those Leased Transferred Assets as to

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          which Baxter has delivered to Nexell California prior to the Payment
          Date sufficient evidence of good and valid title, free and clear of all Encumbrances, except for Permitted Encumbrances and the rights of any third party lessee arising under applicable leases relating to the Leased Transferred Assets. "Sufficient evidence" shall mean (i) an original writing signed by the party in possession of the Leased Transferred Assets, stating unambiguously that Baxter (or its Affiliates) has such title and that such party acknowledges and accepts the transfer of such title to Nexell, or (ii) any evidence that Nexell California reasonably deems sufficient for the purposes of evidencing title. If, at any time following the Leased Transferred Assets Payment Date, Baxter delivers to Nexell California sufficient evidence of good and valid title to any Leased Transferred Assets for which Nexell California or the Nexell European Affiliate has not yet paid, then, within 30 days of receipt of such evidence, Nexell California shall pay or cause a Nexell European Affiliate to pay to Baxter (or its Affiliates) the Leased Transferred Asset Purchase Price with respect to such Leased Transferred Assets.

     3.   Agreement Relating to European Commercial Contracts.  The parties
          ---------------------------------------------------
hereby acknowledge that Baxter and the Nexell European Affiliate have entered into an agreement relating to Baxter European commercial contracts (the "Commercial Contract Agreement"), because all such contracts have not been delivered to Nexell California in accordance with Section 2.4 of the Asset Transfer Agreement, and the parties nonetheless desire to transfer Baxter's assets on the ROW Asset Transfer Closing Date in accordance with the Asset Transfer Agreement. Under this agreement, Baxter Affiliates will act to a limited degree as non-exclusive distributors for Nexell's cell therapies products for a period of time following the ROW Asset Transfer Closing Date, in accordance with their terms and conditions. The terms of Section 3.3 of the Asset Transfer Agreement shall not be modified by this Paragraph 3.

     4.   Tender Agreements.
          -----------------

         (a) The parties hereby acknowledge that Baxter Affiliates and the Nexell European Affiliate have entered into certain agreements relating to Baxter tenders (the "Tender Agreements") pursuant to which Baxter will remain a party to certain tenders with the Governments of France, Italy, Portgual and Spain relating to the provision and servicing of cell therapies products, equipment, apparatus and instruments ("Tenders") because such Tenders have not been delivered to Nexell California in accordance with Section 2.4 of the Asset Transfer Agreement, and the parties nonetheless desire to transfer Baxter's assets on the ROW Asset Transfer Closing Date in accordance with the Asset Transfer Agreement. The parties further acknowledge that Baxter Affiliates and the Nexell European Affiliate have entered into certain business transfer agreements (the "Business Transfer Agreements") reciting the transfer of the ROW Transferred Assets in France, Italy, Portugal and Spain in accordance with the Asset Transfer Agreement.

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          (b) Section 2.1(A)(ii) of the Asset Transfer Agreement is hereby amended and restated in its entirety to read as follows:

               (ii) At the ROW Asset Transfer Closing, all of Baxter's (or its Affiliates') right, title and interest in and to the ROW Transferred Assets, except for Baxter's (and its Affiliates') right, title and interest in and to certain tenders with the Governments of France, Italy, Spain, Portugal and Finland identified in those certain agreements entered into as of the ROW Asset Transfer Closing Date between Affiliates of Baxter and the Nexell European Affiliate pursuant to which Baxter will remain a party to such tenders (the "Tender Agreements"). The sale, assignment, transfer and delivery by Baxter (and its Affiliates) to Nexell California of such tenders shall be governed by the terms and conditions of the Tender Agreements.

          (c) Notwithstanding anything herein to the contrary, the Tenders shall continue to be included in the definition of "ROW Transferred Assets" as "ROW Service Contracts" for all purposes of the Asset Transfer Agreement.

     5.   Key European Employees.
          ----------------------

          (a) The parties hereby acknowledge that, of the European Key Employees identified on Schedule 13 to the Asset Transfer Agreement, only those employees identified on Schedule 4(a) hereto have chosen to be hired by the Nexell
              -------------
European Affiliate.

          (b) Section 13 of the Asset Transfer Agreement is hereby amended by adding a new subsection following existing subsection (B) to read as follows:

               (C) Except to the extent otherwise provided herein, neither Nexell California nor the Nexell European Affiliate shall assume any obligations arising under any Plans which Baxter maintains relating to any European Key Employees. The active participation of the European Key Employees who choose to be hired by the Nexell European Affiliate in the Plans shall terminate as of the ROW Asset Transfer Closing Date, in each case except to the extent that any rights under the Plans shall have vested, or may vest upon fulfillment of certain conditions, in accordance with the terms contained therein; provided, however, that the European Key Employees who choose to be hired by the Nexell European Affiliate shall be 100% vested in their account balances under Baxter's Savings Plan and in their accrued benefits under the Baxter International Inc. and Subsidiaries Pension Plan.

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     6.  Representations and Warranties.  Baxter hereby makes to Nexell
         ------------------------------
California those representations and warranties that are set forth in Section 6 of the Asset Transfer Agreement as of the ROW Asset Transfer Closing Date. Nexell California hereby makes to Baxter those representations and warranties that are set forth in Section 7 of the Asset Transfer Agreement as of the ROW Asset Transfer Closing Date.

     7.  Further Assurances and Cooperation.  Each party covenants and warrants
         ----------------------------------
that, on and following the ROW Asset Transfer Closing Date, it shall, whenever and as often as it shall be reasonably requested to do so by another party to this Amendment, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, any and all such further documents and instruments as may be reasonably necessary, expedient or proper in order to carry out and effectuate the transactions contemplated by this Amendment and to complete any and all of the conveyances, transfers, sale and assignments provided for in the Asset Transfer Agreement and this Amendment. These documents and instruments shall include, but not be limited to, the Tender Documentation as defined in the Tender Agreements, the Commercial Contract Documentation as defined in the agreement relating to European commercial contracts, and the other documents and instruments conemplated to be provided pursuant to the Commercial Contract Agreement, the Tender Agreements and the Business Transfer Agreements.

     8.  Effect of Amendment.  The Asset Transfer Agreement and this Amendment
         -------------------
shall be read together and shall have the same effect as if the provisions of the Agreement and this Amendment were contained in one document. Except as amended by this Amendment, the Agreement shall remain in full force and effect and the terms and conditions thereof shall remain as originally written.

     9.  Dispute Resolution.  The terms of Section 23.6 of the Asset Transfer
         ------------------
Agreement shall apply equally to disputes under this Amendment, and the word "Agreement" where used in such Section 23.6 shall be interpreted to mean the Asset Transfer Agreement and this Amendment.

     10. Governing Law; Jurisdiction.  This Amendment shall be governed by and
         ---------------------------
construed in accordance with the internal laws of the State of Delaware, without application of conflicts of law principles, and, subject to Section 23.6 of the Asset Transfer Agreement, each party hereby submits to the jurisdiction and venue of any state or federal court in the State of Delaware. To the extent permissible by law, each of the parties hereby waives, releases and agrees not to assert, and agrees to cause its Affiliates to waive, release and not assert, any rights such party or its Affiliates may have under any foreign law or regulation that would be inconsistent with the terms of this Agreement as governed by Delaware law.

     11. Counterparts; Facsimile Signature.  This Amendment may be signed in
         ---------------------------------
any number of counterparts which taken together shall constitute one and the same instrument. This Amendment may be executed and delivered by exchange of facsimile copies showing the signatures of the parties hereto, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the same agreement requiring no further execution.

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     12.  Schedules.  The schedules referred to in this Amendment are attached
          ---------
hereto and incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment to Asset Transfer Agreement as of the date first above written.


                              BAXTER HEALTHCARE CORPORATION


                              By:    /s/ Steven J. Meyer
                                     ---------------------------------
                              Name:  Steven J. Meyer
                                     ---------------------------------
                              Title: Treasurer
                                     ---------------------------------



                              NEXELL THERAPEUTICS INC.


                              By:    /s/ L. William McIntosh
                                     ---------------------------------
                              Name:  L. William McIntosh
                                     ---------------------------------
                              Title: President and COO
                                     ---------------------------------



                              NEXELL OF CALIFORNIA, INC.


                              By:    /s/ L. William McIntosh
                                     ---------------------------------
                              Name:  L. William McIntosh
                                     ---------------------------------
                              Title: CEO
                                     ---------------------------------

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SCHEDULE 1
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ROW ASSET TRANSFER SCHEDULES

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SCHEDULE 4(a)
-------------

KEY EUROPEAN EMPLOYEES